Exhibit 10.2

Amendment and Restatement Agreement
Relating to a Multicurrency Facility Agreement dated 11 June 2014 and as Amended and Restated by Amendment and Restatement Agreements dated 7 April 2017, 10 April 2019 And 1 April 2021

Dated 11 May 2023

CRH PLC
with
BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY
as Retiring Agent
NATIONAL WESTMINSTER BANK PLC
as Successor Agent
and
OTHERS

Notice: Under the Credit Reporting Act 2013 lenders are required to provide personal and credit information for credit applications and credit agreements of €500 and above to the Central Credit Register. This information will be held on the Central Credit Register and may be used by other lenders when making decisions on your credit applications and credit agreements.

The Central Credit Register is owned and operated by the Central Bank of Ireland.
For more information see www.centralcreditregister.ie

Ref: L-335052

CONTENTS

CLAUSE	PAGE

1	Definitions and interpretation.......................................................................................	1
2	Conditions precedent...................................................................................................	2
3	Representations..........................................................................................................	2
4	Amendment.................................................................................................................	3
5	Guarantee confirmation...............................................................................................	5
6	Transaction expenses..................................................................................................	6
7	Miscellaneous..............................................................................................................	6
8	Governing law..............................................................................................................	6

THE SCHEDULES

IS AGREEMENT is dated __11 May_____2023 and made between:
(1)CRH plc (the "Company");
(2)CRH plc (the "Guarantor");
(3)CRH FINANCE DESIGNATED ACTIVITY COMPANY (formerly known as CRH Finance Limited) in its capacity as agent for the Obligors (as defined in the Original Facility Agreement) (the "CRH Agent");
(4)THE SUBSIDIARIES of the Company listed in Part I (The Borrowers) of Schedule 1 (The Original Parties) as borrowers (the "Borrowers");
(5)CRH BELGARD LIMITED and CRH FUNDING B.V. as the resigning borrowers (each a “Resigning Borrower” and together the “Resigning Borrowers”);
(6)THE FINANCIAL INSTITUTIONS listed in Part II (The Existing Lenders) of Schedule 1 (The Original Parties) as existing lenders and existing swingline lenders (each an “Existing Lender” and together the "Existing Lenders");
(7)THE FINANCIAL INSTITUTIONS listed in Part III (The New Lenders) of Schedule 1 (The Original Parties) as the new lenders and new swingline lenders (each a “New Lender” and together the "New Lenders");
(8)THE FINANCIAL INSTITUTIONS listed in Part IV (The Departing Lenders) of Schedule 1 (The Original Parties) as the departing lenders (each a “Departing Lender” and together the "Departing Lenders");
(9)BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY (formerly known as Bank of America Merrill Lynch International Designated Activity Company) as retiring agent of the Finance Parties (the "Retiring Agent");
(10)BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY (formerly known as Bank of America Merrill Lynch International Designated Activity Company) and BANK OF AMERICA, N.A. as the retiring swingline agents (the "Retiring Swingline Agents");
(11)NATIONAL WESTMINSTER BANK PLC as successor agent of the Finance Parties (the "Successor Agent"); and
(12)NATIONAL WESTMINSTER BANK PLC as the successor swingline agent (the "Successor Swingline Agent").
IT IS AGREED as follows:
1.Definitions and interpretation
1.1Definitions
In this Agreement:
"Amended Agreement" means the Original Facility Agreement, as amended and restated in the form set out in Schedule 3 (Form of Amended Agreement).
"Effective Date" means the date of the notification by the Successor Agent under Clause 2 (Conditions precedent) to the CRH Agent.
"Effective Time" means the time on the Effective Date at which the Successor Agent delivers the notification under Clause 2 (Conditions precedent) to the CRH Agent.

“Fourth Amendment Upfront Fee Letter” means the fee letter dated on or about the date of this Agreement which sets out certain fees to be paid by the Company to the Agent (for the account of each New Lender and each Existing Lender) on or about the Effective Date.
"Obligor" unless otherwise defined in this Agreement, has the meaning given to that term in the Amended Agreement.
"Original Facility Agreement" means the EUR 3,500,000,000 multicurrency revolving credit facility agreement originally dated 11 June 2014 between (among others) the Company, certain Subsidiaries of the Company as borrowers, the Retiring Agent and the Lenders named in it, as amended and/or restated from time to time prior to the date of this Agreement, including pursuant to the amendment and restatement agreements dated 7 April 2017, 10 April 2019 and 1 April 2021.
"Party" means a party to this Agreement.
1.2Incorporation of defined terms
(a)Unless a contrary indication appears, terms defined in the Original Facility Agreement (or, as the case may be, the Amended Agreement) have the same meaning in this Agreement.
(b)The principles of construction set out in the Original Facility Agreement (or, as the case may be, the Amended Agreement) shall have effect as if set out in this Agreement.
1.3Third party rights
Unless expressly provided to the contrary in a Finance Document, a person who is not a Party (other than a Finance Party) has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.
1.4Designation
In accordance with the Original Facility Agreement, each of the Company and the Successor Agent designate this Agreement as a Finance Document.
2.Conditions precedent
(a)The provisions of Clause 4 (Amendment) shall be effective only once the Successor Agent has received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to it. The Successor Agent shall notify the CRH Agent, the Existing Lenders, the New Lenders and the Departing Lenders promptly upon being so satisfied.
(b)Other than to the extent that the Majority Lenders notify the Successor Agent in writing to the contrary before the Successor Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Successor Agent to give that notification. The Successor Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.
3.Representations
Each Obligor makes the Repeating Representations, and the representations and warranties in clause 22.5 (Validity and admissibility in evidence) of the Original Facility Agreement:
(a)on the date of this Agreement, by reference to the facts and circumstances then existing on the date of this Agreement, but as if references in clause 22 (Representations) of the Original Facility Agreement to "the Finance Documents" were instead to this Agreement and to the Original Facility Agreement; and

(b)on the Effective Date, by reference to the facts and circumstances then existing on the Effective Date, but as if references in clause 22 (Representations) of the Original Facility Agreement to "the Finance Documents" were instead to this Agreement and to the Amended Agreement.
4.Amendment
4.1Amendment to the Original Facility Agreement
With effect from the Effective Time on the Effective Date, the Original Facility Agreement shall be amended and restated in the form set out in Schedule 3 (Form of Amended Agreement).
4.2Continuing obligations
The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.
4.3Commitments
From the Effective Time on the Effective Date, the Commitments of the Existing Lenders and the New Lenders will be as set out in Part IIA and Part IIB of Schedule 1 (The Original Parties) to the Amended Agreement (the "Amended Commitment Schedule").
4.4New Lenders
(a)Each Party agrees that as at the Effective Time on the Effective Date:
(i)each New Lender becomes a Party to the Amended Agreement as a "Lender" and (as applicable) a "Swingline Lender" with the Commitments set opposite its name in the Amended Commitment Schedule and it (or one of its Affiliates) shall become an Ancillary L/C Lender, and it will obtain all of the rights, and undertakes to perform all obligations, of a Lender and Swingline Lender under the Finance Documents with such Commitments;
(ii)the Commitments of each Departing Lender shall be zero and each Departing Lender will cease to be (and, for the avoidance of doubt, shall be released from its obligations as) a Lender under the Amended Agreement and any other Finance Document; and
(iii)each Departing Lender's Commitments, rights and obligations will be deemed to have been transferred by novation in accordance with clause 26.5 (Procedure for transfer) of the Original Facility Agreement in order to give effect to:
(A)paragraphs (i) and (ii) above; and
(B)Clause 4.3 (Commitments), such that each Departing Lender's Commitments will be deemed to be transferred by novation to the New Lenders and (to the extent applicable) the Existing Lenders as required in order to ensure that following such novations the Commitments of the Existing Lenders and the New Lenders shall be as set out opposite each New Lender's or Existing Lender's name (as "Original Lenders" therein) in the Amended Commitment Schedule.
(b)The Successor Agent confirms that, with respect to each New Lender, it has completed all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the Commitments by each New Lender.
(c)Each New Lender confirms (for the avoidance of doubt) that the Successor Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in relation to and in accordance with the Original Facility Agreement and/or Amended Agreement on or prior to the Effective Date.

(d)The Facility Office and address, email address and attention details for notices of each New Lender for the purposes of clause 32.2 (Addresses) and clause 32.5 (Electronic communication) of the Amended Agreement are as set out with its signature below.
(e)Clause 26.3 (Assignment or transfer fee) of the Original Facility Agreement shall not apply to transactions described in this Clause 4.4.
(f)Clause 26.4 (Limitation of responsibility of Existing Lenders) of the Amended Agreement shall apply mutatis mutandis in this Clause 4.4 (New Lenders) in relation to a New Lender as if references to:
(i)an "Existing Lender" were references to all the Lenders immediately upon the occurrence of the Effective Time;
(ii)a "New Lender" were references to the New Lender; and
(iii)a "re-transfer" and "re-assignment" were references to respectively a "transfer" and "assignment".
4.5Resignation of the Retiring Agent and the Retiring Swingline Agents and appointment of the Successor Agent and the Successor Swingline Agent
(a)In accordance with paragraph (b) of clause 28.12 (Resignation of the Agent) of the Original Facility Agreement:
(i)Bank of America Europe Designated Activity Company as the Retiring Agent has given notice of its resignation as Agent and as Swingline Agent; and
(ii)Bank of America N.A., as a Retiring Swingline Agent has given notice of its resignation as Swingline Agent, to the Company and the other Finance Parties.
(b)The Parties agree to waive the requirement in paragraph (c) of clause 28.12 (Resignation of the Agent) of the Original Facility Agreement for 30 days’ notice of the Retiring Agent’s resignation and agrees that the resignation referred to in paragraph (a) above shall, following the occurrence of the Effective Time on the Effective Date, be deemed to have occurred immediately prior to the occurrence of the Effective Time on the Effective Date.
(c)This Agreement shall not affect any rights or obligations of the parties to the Original Finance Documents (including, for the avoidance of doubt, the Retiring Agent) which have arisen or accrued under the Original Facility Agreement and/or the other Finance Documents (as defined in the Original Facility Agreement) to which any of the Retiring Agent is party prior to the Effective Date or which relate to the period prior to the Effective Date.
(d)In accordance with paragraph (b) of clause 28.12 (Resignation of the Agent) of the Original Facility Agreement, the Majority Lenders (after consultation with the Company) appoint National Westminster Bank PLC, as the Successor Agent as Agent for all purposes under and in connection with the Amended Agreement and Finance Documents (as defined in the Amended Agreement) and such appointment shall, following the occurrence of the Effective Time on the Effective Date, be deemed to have occurred immediately prior to the Effective Time on the Effective Date.
(e)The Successor Agent agrees to its appointment as Agent and confirms that it is not incorporated in, or acting through an office situated in, a Non-Cooperative Jurisdiction.

(f)In accordance with clause 7.9 (Swingline Agent) of the Original Facility Agreement, with effect from its appointment as Agent pursuant to paragraph (d) above, the Successor Agent appoints itself to perform its duties in respect of the Swingline Facility.
(g)The provisions of paragraphs (e), (f) and (g) of clause 28.12 (Resignation of the Agent) of the Original Facility Agreement shall be deemed incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “the Finance Documents” or "this Agreement" (or similar) are references to this Agreement.
4.6Resignation of Borrowers
(a)The Successor Agent and the CRH Agent acknowledge and agree, on the Effective Date, that this Agreement shall, with respect to each Resigning Borrower, be deemed to be a Resignation Letter delivered (by the CRH Agent and each Resigning Borrower) pursuant to clause 27.3 (Resignation of a Borrower) of the Original Facility Agreement.
(b)On the Effective Date, the CRH Agent requests, pursuant to clause 27.3 (Resignation of a Borrower) of the Original Facility Agreement, that each Resigning Borrower ceases to be a Borrower and be released from its obligations as a Borrower under the Amended Agreement and the other Finance Documents in so far as those obligations relate to it in its capacity as a Borrower.
(c)In connection with its request pursuant to paragraph (b) above, the CRH Agent confirms, on the Effective Date, that:
(i)no Default is continuing or would result from the acceptance by the Successor Agent of the resignation of the Resigning Borrowers; and
(ii)no Resigning Borrower is under actual or contingent obligations as a Borrower under any of the Finance Documents.
(d)On, and with effect from the Effective Date, the Successor Agent agrees that:
(i)each Resigning Borrower shall cease to be a Borrower under the Amended Agreement; and
(ii)no Resigning Borrower shall have further rights or obligations under the Amended Agreement and the other Finance Documents in so far as those obligations relate to it in its capacity as a Borrower.
5.Guarantee confirmation
On the Effective Date, the Guarantor expressly acknowledges and agrees that the guarantees and indemnities granted by it in clause 21 (Guarantee and Indemnity) of the Original Facility Agreement and in the Finance Documents shall:
(a)continue in full force and effect notwithstanding the amendment and restatement of the Original Facility Agreement made pursuant to this Agreement; and
(b)extend to any new obligations assumed by each Obligor under the Finance Documents as a result of this Agreement (including, but not limited to, under the Amended Agreement).

6.Margin
The Margin as at the date of this Agreement is 0.25 per cent. per annum and shall, for the avoidance of doubt, otherwise be calculated in accordance with, prior to the Effective Date, the provisions of the Original Facility Agreement and as at the Effective Date, the provisions of the Amended Agreement.
7.Transaction expenses
The Company shall within three Business Days of demand reimburse the Successor Agent for the amount of all reasonable costs and expenses (including legal fees) reasonably incurred by the Successor Agent in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.
8.Fees
(a)The Company shall pay to the Successor Agent (for the account of each New Lender and each Existing Lender) a fee in the amount and at the times agreed in the Fourth Amendment Upfront Fee Letter.
(b)The Company shall pay to the Retiring Agent (for the account of each Lender as at immediately prior to the Effective Time on the Effective Date) on the Effective Date all sums payable under clause 15.1 (Commitment fee) of the Original Facility Agreement which have accrued on and from 12 March 2023 and ending on the Effective Date.
(c)The Company and the Successor Agent agree that:
(i)on and from the Effective Date the Company shall pay all sums due under Clause 15.1 (Commitment fee) to the Successor Agent (for the account of each Lender as at the Effective Time on the Effective Date); and
(ii)for the purposes of clause 15.1(b) (Commitment fee) of the Amended and Restated Facility Agreement, the next successive period of three Months which ends during the Availability Period for the purposes of the payment of accrued commitment fees shall start on the Effective Date.
9.Miscellaneous
9.1Incorporation of terms
The provisions of clause 32 (Notices), clause 34 (Partial Invalidity), clause 35 (Remedies and waivers), clause 41 (Enforcement) and clause 42 (Contractual recognition of Bail-In) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “the Finance Documents” or "this Agreement" (or similar) are references to this Agreement.
9.2Counterparts
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
9.3Electronic Execution
It is agreed by the Parties that this Agreement may be executed by way of electronic signature. Each Party hereby consents to the execution of this Agreement by way of electronic signature and agrees that the electronic signature of such other Party is the legal equivalent of their manual signature on this Agreement and is conclusive evidence of such Party's intention to be bound by this Agreement.
10.Governing law
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

Schedule 1
The Parties
Part I
The Borrowers

Name of Borrower	Registration number (or equivalent, if any)
CRH Finance (U.K.) plc	02153217 (Registered in England)
CRH Finance Designated Activity Company (formerly known as CRH Finance Limited)	50074 (Registered in Ireland)

Part II
The Existing Lenders

1.The existing lenders:

Name of existing lender
1	Bank of America Europe Designated Activity Company
2	Bank of China Limited, London Branch
3	Barclays Bank PLC
4	BNP Paribas S.A., Dublin Branch
5	Citibank Europe plc
6	Danske Bank A/S, Irish Branch
7	HSBC Continental Europe (formerly known as HSBC France)
8	ING Bank N.V., Dublin Branch
9	JPMorgan Chase Bank, N.A., London Branch
10	KBC Bank NV, London Branch
11	Mizuho Bank, Ltd
12	National Westminster Bank PLC
13	Societe Generale, London Branch
14	The Toronto-Dominion Bank, London Branch
15	UBS AG London Branch

2.The existing swingline lenders:

Name of existing swingline lender
1	Bank of America, N.A.
2	Barclays Bank PLC
3	BNP Paribas S.A., Dublin Branch
4	Citibank Europe plc
5	HSBC Continental Europe (formerly known as HSBC France)
6	ING Bank N.V., Dublin Branch
7	JPMorgan Chase Bank, N.A.
8	KBC Bank NV, London Branch
9	Mizuho Bank, Ltd
10	National Westminster Bank PLC
11	Societe Generale, London Branch
12	The Toronto-Dominion Bank, London Branch
13	UBS AG London Branch

Part III
The New Lenders

1.The new lenders:

Name of new lender
1	Banco Santander S.A.
2	SMBC Bank International plc
3	Standard Chartered Bank (Hong Kong) Limited
4	UniCredit Bank AG
5	Wells Fargo Bank, N.A., London Branch

2.The new swingline lenders:

Name of new swingline lender
1	Banco Santander S.A.
2	Danske Bank A/S, Irish Branch
3	SMBC Bank International plc
4	Standard Chartered Bank (Hong Kong) Limited
5	UniCredit Bank AG
6	Wells Fargo Bank, N.A., London Branch

Part IV
The Departing Lenders

Name of departing lender
1	Banco Santander, SA., London Branch
2	Commerzbank Aktiengesellschaft
3	Crédit Agricole Corporate and Investment Bank
4	DBS Bank Ltd., London Branch
6	MUFG Bank, Ltd.
7	Standard Chartered Bank
8	UniCredit Bank AG, London Branch
9	Wells Fargo Bank International UC

Schedule 2
Conditions Precedent
1.Obligors
(a)A copy of the constitutional documents of each Obligor or a certificate of an authorised signatory of each relevant Obligor certifying that the constitutional documents previously delivered to the Retiring Agent for the purposes of the Original Facility Agreement and made available to the Successor Agent have not been amended and remain in full force and effect.
(b)A copy of a resolution of the board of directors or the relevant corporate body of each Obligor (or, in respect of the Company, a committee of the board of directors):
(i)approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;
(ii)authorising a specified person or persons to execute this Agreement on its behalf; and
(iii)authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.
(c)A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.
(d)A certificate of the Company (signed by a director) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on any Obligor to be exceeded.
(e)A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Schedule 2 (Conditions Precedent) is correct, complete and in full force and effect (as appropriate) as at a date no earlier than the date of this Agreement.
2.Legal opinions
(a)A legal opinion of Clifford Chance LLP, London, legal advisers to the Successor Agent in England, substantially in the form distributed to the New Lenders and the Existing Lenders prior to signing this Agreement.
(b)A legal opinion of A&L Goodbody LLP, legal advisers to the Successor Agent in Ireland, substantially in the form distributed to the New Lenders and the Existing Lenders prior to signing this Agreement.
3.Other documents and evidence
(a)Evidence that the fees, costs and expenses then due from the Company pursuant to Clause 6 (Transaction expenses) and Clause 8 (Fees) have been paid or will be paid on the Effective Date.
(b)A certificate of the CRH Agent (signed by an authorised signatory), dated no earlier than the date of this Agreement, confirming that no Ancillary L/C Outstandings made available by any Departing Lender to any Borrower will, on the Effective Date, be in force and outstanding.

Schedule 3
Form of Amended Agreement

Signatures

The Company

CRH PLC

By:            /s/ Anthony Fitzgerald
Address: 42 Fitzwilliam Square, Dublin 2
Email address:

The Guarantor

CRH PLC

By:            /s/ Anthony Fitzgerald
Address: 42 Fitzwilliam Square, Dublin 2
Email address:

The CRH Agent

CRH FINANCE DESIGNATED ACTIVITY COMPANY
(formerly known as CRH Finance Limited)

By:            /s/ Anthony Fitzgerald
Address: 42 Fitzwilliam Square, Dublin 2
Email address:

[Signature page – Amendment and Restatement Agreement]

The Borrowers

CRH FINANCE (U.K.) PLC

By:            /s/ Anthony Fitzgerald
Address: Stonemasons Way, Rathfarnham, Dublin 16, D16 KH51, Ireland
Email address:

CRH FINANCE DESIGNATED ACTIVITY COMPANY
(formerly known as CRH Finance Limited)

By:            /s/ Anthony Fitzgerald
Address: 42 Fitzwilliam Square, Dublin 2
Email address:

The Resigning Borrowers
CRH BELGARD LIMITED
By:            /s/ Anthony Fitzgerald

CRH FUNDING B.V.

By:            /s/ Anthony Fitzgerald

[Signature page – Amendment and Restatement Agreement]

The Existing Lenders

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

By:	/s/ Anthony Larvin
Title:	Director
Address:	Two Park Place, Hatch Street, Dublin 2, Ireland
Email address:	emealoanoperations@bofa.com

BANK OF CHINA LIMITED, LONDON BRANCH

By:	/s/ Xia Bin
Title:	Deputy General Manager
By:	/s/ Ying Zhang
Title:	Head of Corporate Banking Department
Address:	1 Lothbury London, EC2R 7DB
Email address:	Martin.collard@uk.bankofchina.com / sam.leal@uk.bankofchina.com

BARCLAYS BANK PLC

By:	/s/ Chris Bicheno
Title:	Vice President
Address:	1 Churchill Place, London E14 5HP
Email address:	CIBASSETMANAGEMENTTEAM@BARCLAYS.COM

[Signature page – Amendment and Restatement Agreement]

BNP PARIBAS S.A., DUBLIN BRANCH

By:	/s/ Billy Quinlan
Title:	Head of Global Banking
By:	/s/ Derek P. Kehoe
Title:	CEO of CIB and Country Head
Address:	Termini, 3 Arkle Road, Sandyford, Dublin D18 C9C5, Ireland
Email address:	cormac.oreilly@bnpparibas.com

CITIBANK EUROPE PLC

By:	/s/ Louise O’Mara
Title:	Head of Corporate Banking Ireland
Address:	1 North Wall Quay, Dublin 1
Email address:	brian.lambe@citi.com / beth.geoghegan@citi.com

DANSKE BANK A/S, IRISH BRANCH

By:	/s/ Alistair Welch
Title:	Country Manager Ireland
By:	/s/ Niall Garvey
Title:	Director
Address:	3rd Floor, International House, 3 Harbourmaster Place, IFSC, Dublin 1. Ireland
Email address:	loansupportlcm@danskebank.com

[Signature page – Amendment and Restatement Agreement]

HSBC CONTINENTAL EUROPE (FORMERLY KNOWN AS HSBC FRANCE)

By:	/s/ Mojtaba Rouholamin
Title:	Head of Global Banking, Ireland
By:	/s/ Damian Rooney
Title:	VP, Global Banking, Ireland
Address:	38 avenue Kléber, 75116 Paris France
Email address:	oliver.westlake@hsbc.com / isilaksakaloglu@hsbc.fr

ING BANK N.V., DUBLIN BRANCH

By:	/s/ Sean Hassett
Title:	Director
By:	/s/ Cormac Langford
Title:	Director
Address:	Block 4, Dundrum Town Centre, Sandyford Road, D16 A4W6, Ireland
Email address:	Catriona.bourke@ing.com / shaunmccabe@ing.com

JPMORGAN CHASE BANK, N.A., LONDON BRANCH

By:	/s/ Vilma Pumi
Title:	Vice President
Address:	25 Bank Street, Canary Wharf, London E14 5JP
Email address:	ccdt.uk@chase.com

[Signature page – Amendment and Restatement Agreement]

KBC BANK NV, LONDON BRANCH

By:	/s/ Peter Braben
Title:	Authorised Signatory
By:	/s/ Chris Draper
Title:	Authorised Signatory
Address:	111 Old Broad Street, London, EC2N 1BR
Email address:	Peter.braben@kbc.be / simon.lay@kbc.be

MIZUHO BANK, LTD

By:	/s/ Mark Ralston
Title:	Senior Director
Address:	30 Old Bailey London, EC4M 7AU
Email address:	Kostiantyn.Riabkov@mhcbeurope.com

NATIONAL WESTMINSTER BANK PLC

By:	/s/ Jordan Campbell
Title:	Director
Address:	250 Bishopsgate, London
Email address:	jordan.campbell@natwest.com

[Signature page – Amendment and Restatement Agreement]

SOCIETE GENERALE, LONDON BRANCH

By:	/s/ Tom Hill
Title:	Managing Director
Address:	One Bank Street Canary Wharf London E14 4SG UK
Email address:	GSC-BLR-OPER-FIN-MO-EUR@socgen.com / GSC-BLR-OPER-FIN-SMO-BDS-CORI@socgen.com

THE TORONTO-DOMINION BANK, LONDON BRANCH

By:	/s/ Andrew Williams
Title:	Managing Director
Address:	60 Threadneedle Street, London, EC2R 8AP
Email address:	peilyn.hui@tdsecurities.com

UBS AG LONDON BRANCH

By:	/s/ Alan Greenhow
Title:	Director
By:	/s/ Graham Vance
Title:	Managing Director
Address:	5 Broadgate, London, EC2M 2QS
Email address:	alan.greenhow@ubs.com / joanne.mcdermott@ubs.com

[Signature page – Amendment and Restatement Agreement]

The Existing Swingline Lenders
BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

By:	/s/ Anthony Larvin
Title:	Director
Address:	Two Park Place, Hatch Street, Dublin 2, Ireland
Email address:	emealoanoperations@bofa.com

BARCLAYS BANK PLC

By:	/s/ Chris Bicheno
Title:	Vice President
Address:	1 Churchill Place, London E14 5HP
Email address:	CIBASSETMANAGEMENTTEAM@BARCLAYS.COM

BNP PARIBAS S.A., DUBLIN BRANCH

By:	/s/ Billy Quinlan
Title:	Head of Global Banking
By:	/s/ Derek P. Kehoe
Title:	CEO of CIB and Country Head
Address:	Termini, 3 Arkle Road, Sandyford, Dublin D18 C9C5, Ireland
Email address:	cormac.oreilly@bnpparibas.com

[Signature page – Amendment and Restatement Agreement]

CITIBANK EUROPE PLC

By:	/s/ Louise O’Mara
Title:	Head of Corporate Banking Ireland
Address:	1 North Wall Quay, Dublin 1
Email address:	brian.lambe@citi.com / beth.geoghegan@citi.com

HSBC CONTINENTAL EUROPE (FORMERLY KNOWN AS HSBC FRANCE)

By:	/s/ Mojtaba Rouholamin
Title:	Head of Global Banking, Ireland
By:	/s/ Damian Rooney
Title:	VP, Global Banking, Ireland
Address:	38 avenue Kléber, 75116 Paris France
Email address:	oliver.westlake@hsbc.com / isilaksakaloglu@hsbc.fr

ING BANK N.V., DUBLIN BRANCH

By:	/s/ Sean Hassett
Title:	Director
By:	/s/ Cormac Langford
Title:	Director
Address:	Block 4, Dundrum Town Centre, Sandyford Road, D16 A4W6, Ireland
Email address:	Catriona.bourke@ing.com / shaunmccabe@ing.com

[Signature page – Amendment and Restatement Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Vilma Pumi
Title:	Vice President
Address:	25 Bank Street, Canary Wharf, London E14 5JP
Email address:	ccdt.uk@chase.com

KBC BANK NV, LONDON BRANCH

By:	/s/ Peter Braben
Title:	Authorised Signatory
By:	/s/ Chris Draper

Address:	111 Old Broad Street, London, EC2N 1BR
Email address:	Peter.braben@kbc.be / simon.lay@kbc.be

MIZUHO BANK, LTD

By:	/s/ Mark Ralston
Title:	Senior Director
Address:	30 Old Bailey London, EC4M 7AU
Email address:	Kostiantyn.Riabkov@mhcbeurope.com

[Signature page – Amendment and Restatement Agreement]

NATIONAL WESTMINSTER BANK PLC

By:	/s/ Jordan Campbell
Title:	Director
Address:	250 Bishopsgate, London
Email address:	jordan.campbell@natwest.com

SOCIETE GENERALE, LONDON BRANCH

By:	/s/ Tom Hill
Title:	Managing Director
Address:	One Bank Street Canary Wharf London E14 4SG UK
Email address:	GSC-BLR-OPER-FIN-MO-EUR@socgen.com / GSC-BLR-OPER-FIN-SMO-BDS-CORI@socgen.com

THE TORONTO-DOMINION BANK, LONDON BRANCH

By:	/s/ Andrew Williams
Title:	Managing Director
Address:	60 Threadneedle Street, London, EC2R 8AP
Email address:	peilyn.hui@tdsecurities.com

[Signature page – Amendment and Restatement Agreement]

UBS AG LONDON BRANCH

By:	/s/ Alan Greenhow
Title:	Director
By:	/s/ Graham Vance
Title:	Managing Director
Address:	5 Broadgate, London, EC2M 2QS
Email address:	alan.greenhow@ubs.com / joanne.mcdermott@ubs.com

[Signature page – Amendment and Restatement Agreement]

The New Lenders
BANCO SANTANDER S.A.

By:	/s/ Paloma Garcia Castro
Title:	Senior Vice President
By:	/s/ Olivier Chery
Title:	Managing Director
Address:	Globales Mayoristas Ciudad Grupo Santander - Edif. Dehesa Planta 2 - 28660 Boadilla del Monte (Madrid)
Email address:	syndicatedloansmiddleoffice@gruposantander.com

SMBC BANK INTERNATIONAL PLC

By:	/s/ Dan Blessing
Title:	Vice President
By:	/s/ Shuto Ezaki
Title:	Director
Address:	100 Liverpool Street, London, EC2M 2AT
Email address:	dan_blessing@gb.smbcgroup.com / monia_riccelli@gb.smbcgroup.com

STANDARD CHARTERED BANK (HONG KONG) LIMITED

By:	/s/ Helen Hui
Title:	Managing Director
Address:	4-4A Des Voeux Road Central, Hong Kong
Email address:	Richa.Shrestha@sc.com / Faye.Drew@sc.com

[Signature page – Amendment and Restatement Agreement]

UNICREDIT BANK AG

By:	/s/ Stuart Wimbury
Title:	Director
By:	/s/ A.J. Holmes
Title:	Managing Director
Address:	Arabellastrasse 12, 81925 Munich, Germany
Email address:	stuart.wimbury@unicredit.eu

WELLS FARGO BANK, N.A., LONDON BRANCH

By:	/s/ Oliver Cordell
Ttile:	Managing Director
Address:	33 King William Street, London, EC4R 9AT, UK
Email address:	londondealonboarding@wellsfargo.com

[Signature page – Amendment and Restatement Agreement]

The New Swingline Lenders
BANCO SANTANDER S.A.

By:	/s/ Paloma Garcia Castro
Title:	Senior Vice President
By:	/s/ Olivier Chery
Title:	Managing Director
Address:	Globales Mayoristas Ciudad Grupo Santander - Edif. Dehesa Planta 2 - 28660 Boadilla del Monte (Madrid)
Email address:	syndicatedloansmiddleoffice@gruposantander.com

DANSKE BANK A/S, IRISH BRANCH

By:	/s/ Alistair Welch
Title:	Country Manager Ireland
By:	/s/ Niall Garvey
Title:	Director
Address:	3rd Floor, International House, 3 Harbourmaster Place, IFSC, Dublin 1. Ireland
Email address:	loansupportlcm@danskebank.com

[Signature page – Amendment and Restatement Agreement]

SMBC BANK INTERNATIONAL PLC

By:	/s/ Dan Blessing
Title:	Vice President
By:	/s/ Shuto Ezaki
Title:	Director
Address:	100 Liverpool Street, London, EC2M 2AT
Email address:	dan_blessing@gb.smbcgroup.com / monia_riccelli@gb.smbcgroup.com

STANDARD CHARTERED BANK (HONG KONG) LIMITED

By:	/s/ Helen Hui
Title:	Managing Director
Address:	4-4A Des Voeux Road Central, Hong Kong
Email address:	Richa.Shrestha@sc.com / Faye.Drew@sc.com

UNICREDIT BANK AG

By:	/s/ Stuart Wimbury
Title:	Director
By:	/s/ A.J. Holmes
Title:	Managing Director
Address:	Arabellastrasse 12, 81925 Munich, Germany
Email address:	stuart.wimbury@unicredit.eu

[Signature page – Amendment and Restatement Agreement]

WELLS FARGO BANK, N.A., LONDON BRANCH

By:	/s/ Oliver Cordell
Title:	Managing Director
Address:	33 King William Street, London, EC4R 9AT, UK
Email address:	londondealonboarding@wellsfargo.com

[Signature page – Amendment and Restatement Agreement]

The Departing Lenders

BANCO SANTANDER, SA., LONDON BRANCH

By:	/s/ Paloma Garcia Castro
Title:	Senior Vice President
By:	/s/ Olivier Chery
Title:	Managing Director

COMMERZBANK AKTIENGESELLSCHAFT

By:	/s/ Fabrice Leistner
Title:	Authorised Signatory
By:	/s/ Antonella Buono
Title:	Authorised Signatory

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Arnaud Létrillart
Title:	Managing Director
By:	/s/ Nicolas Lipovsky
Title:	Managing Director

[Signature page – Amendment and Restatement Agreement]

DBS BANK LTD., LONDON BRANCH

By:	/s/ Stewart Boyd
Title:	Managing Director

MUFG BANK, LTD.

By:	/s/ Simon Lello
Title:	Managing Director

STANDARD CHARTERED BANK

By:	/s/ Simon Derrick
Title:	Managing Director

UNICREDIT BANK AG, LONDON BRANCH

By:	/s/ Stuart Wimbury
Title:	Director
By:	/s/ A.J. Holmes
Title:	Managing Director

WELLS FARGO BANK INTERNATIONAL UC

By:	/s/ Calixte Richard
Title:	Director

[Signature page – Amendment and Restatement Agreement]

The Retiring Agent
BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY
By:            /s/ Kevin Day
Title:            Vice President

[Signature page – Amendment and Restatement Agreement]

The Successor Agent
NATIONAL WESTMINSTER BANK PLC
By:            /s/ Stewart Jones
Title:            Agency Relationship Manager

[Signature page – Amendment and Restatement Agreement]

The Retiring Swingline Agents
BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY
By:            /s/ Kevin Day
Title:            Vice President

BANK OF AMERICA, N.A.
By:            /s/ Kevin Day
Title:            Vice President

[Signature page – Amendment and Restatement Agreement]

The Successor Swingline Agent
NATIONAL WESTMINSTER BANK PLC
By:            /s/ Stewart Jones
Title:            Agency Relationship Manager
[Signature page – Amendment and Restatement Agreement]